UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

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FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2023, FreightCar America, Inc. (the “Company”) amended its 2022 Long Term Incentive Plan (the “Plan Amendment”) to increase the number of shares authorized for issuance thereunder from (i) 1,234,788, which number includes 354,788 shares under the Corporation’s 2018 Long Term Incentive Plan, as amended and restated (the “2018 LTIP”), and the 2005 Long Term Incentive Plan, as amended and restated (the “2005 LTIP” and, together with the 2018 LTIP, the “Prior Plans”) that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior Plans subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares, to (i) 4,796,901 shares, which number of shares includes the 354,788 shares carried over from the Prior Plans that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior Plans subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 11, 2023. Set forth below are the voting results for each of the matters submitted to a vote of the stockholders.

1.
Election of Directors

	For	Against	Abstain	Broker Non-Votes
Elizabeth K. Arnold (Class III)	8,369,737	429,435	282,004	3,208,426
José De Nigris Felán (Class I)	8,446,676	354,791	279,709	3,208,426
Travis D. Kelly (Class I)	8,223,593	452,656	404,927	3,208,426
James R. Meyer (Class III)	8,397,871	402,636	280,669	3,208,426
2.
Advisory Vote on Executive Compensation

For	7,604,598
Against	1,375,638
Abstain	100,940
Broker Non-Votes	3,208,426

3.
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

1 Year	5,186,367
2 Years	821,108
3 Years	2,954,567
Abstain	119,134
Broker Non-Votes	3,208,426

4.
Ratification of Appointment of Independent Registered Public Accounting Firm

For	12,098,818
Against	129,083
Abstain	61,701
Broker Non-Votes	--

5.
Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for General Use

For	7,371,044
Against	1,429,337
Abstain	280,795
Broker Non-Votes	3,208,426

6.
Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for Settlement of Stock Appreciation Rights Outstanding as of March 16, 2023

For	7,886,785
Against	897,351
Abstain	297,040
Broker Non-Votes	3,208,426

(d) In accordance with the expressed preference of our stockholders reflected in the non-binding advisory vote for Proposal 3 and the recommendation of the Board of Directors, we have determined that we will include an advisory stockholder vote on executive compensation of our named executive officers in our proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2029.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amendment No. 2 to the FreightCar America, Inc. 2022 Long Term Incentive Plan.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: May 15, 2023	By:	/s/ Michael A. Riordan
Michael A. Riordan
Vice President, Finance, Chief Financial Officer and Treasurer